Commitments	12 Months Ended
May 31, 2014
Commitments [Abstract]
Commitments

NOTE 17: COMMITMENTS

Annual purchase commitments under various contracts as of May 31, 2014 were as follows (in millions):

	Aircraft and
	Aircraft Related	Other(1)	Total

2015	$1,147	$1,197	$2,344
2016	1,248	274	1,522
2017	956	123	1,079
2018	1,368	58	1,426
2019	859	19	878
Thereafter	4,498	101	4,599
Total	$10,076	$1,772	$11,848

(1)	Primarily equipment, advertising contracts and in 2015, approximately $580 million of quarterly contributions to our U.S. Pension Plans.

The amounts reflected in the table above for purchase commitments represent noncancelable agreements to purchase goods or services. As of May 31, 2014, our obligation to purchase four Boeing 767-300 Freighter (“B767F”) aircraft and nine B777F aircraft is conditioned upon there being no event that causes FedEx Express or its employees not to be covered by the Railway Labor Act of 1926, as amended. Commitments to purchase aircraft in passenger configuration do not include the attendant costs to modify these aircraft for cargo transport unless we have entered into noncancelable commitments to modify such aircraft.  Open purchase orders that are cancelable are not considered unconditional purchase obligations for financial reporting purposes and are not included in the table above.

We have several aircraft modernization programs underway which are supported by the purchase of B777F, B767F and Boeing 757 (“B757”) aircraft. These aircraft are significantly more fuel-efficient per unit than the aircraft types previously utilized, and these expenditures are necessary to achieve significant long-term operating savings and to replace older aircraft. Our ability to delay the timing of these aircraft-related expenditures is limited without incurring significant costs to modify existing purchase agreements. During 2014, FedEx Express entered into an agreement with The Boeing Company for the purchase of two B767F aircraft, the delivery of which will occur in 2016 and 2017. FedEx Express also deferred 11 existing options to purchase B777F aircraft by two years. Additionally in 2014, we entered into supplemental agreements to purchase 16 B757 option aircraft pursuant to an agreement originally entered into in March 2013, the delivery of which began in 2014 and will continue through 2015.

We had $396 million in deposits and progress payments as of May 31, 2014 on aircraft purchases and other planned aircraft-related transactions. These deposits are classified in the “Other assets” caption of our consolidated balance sheets. In addition to our commitment to purchase B777Fs and B767Fs, our aircraft purchase commitments include the B757 aircraft in passenger configuration, which will require additional costs to modify for cargo transport. Aircraft and aircraft-related contracts are subject to price escalations. The following table is a summary of the key aircraft we are committed to purchase as of May 31, 2014, with the year of expected delivery:

	B757	B767F	B777F	Total

2015	13	12	-	25
2016	-	11	2	13
2017	-	11	-	11
2018	-	10	2	12
2019	-	4	2	6
Thereafter	-	-	12	12
Total	13	48	18	79